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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                         Date of Report: May 11, 1999



 [ ]
                     UNIVERSITY REAL ESTATE PARTNERSHIP V
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            (Exact name of registrant as specified in its charter)

                 California                                95-3240567
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         (State or other jurisdiction of                 (I.R.S. Employer
         incorporation or organization)                  Identification No.)

               2001 Ross Avenue, Suite 4600, Dallas, Texas  75201
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            (Address of principal executive offices)      (Zip code)


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                 (Former address, if changed since last report)

Registrant's telephone number, including area code   (214) 740-2200
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OTHER EVENTS.

(a) On March 31, 1999, The Washington Towne Apartments property was sold for $4,100,000.00. After repayment of the mortgage debt and payment of ordinary and customary closing costs, the Partnership received cash of $1,914,994.14. It is estimated that the gain on sale to the Partnership is $1,818,713.63. Proceeds from the sale are currently held by a qualified third party intermediary pending the identification of a replacement property to complete a tax-free exchange pursuant to Section 1031 of the Internal Revenue Code of 1986 as amended. There can be no assurance that the General Partner will be able to find a suitable replacement property to facilitate completion of the tax-free exchange.
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(b)  UNIVERSITY REAL ESTATE PARTNERSHIP V

                                 SIGNATURE PAGE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           UNIVERSITY REAL ESTATE PARTNERSHIP V

                           By:  UNIVERSITY ADVISORY COMPANY
                                General Partner

                           By:  OS GENERAL PARTNER COMPANY




    May 11, 1999             By: /s/ Curtis R. Boisfontaine, Jr.
---------------------           ---------------------------------------------
Date                            Curtis R. Boisfontaine, Jr.



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



    May 11, 1999             By:   /s/ Curtis R. Boisfontaine, Jr.
---------------------           ---------------------------------------------
Date                            Curtis R. Boisfontaine, Jr. President, Principal
                                Executive Officer and Director OS General
                                Partner Company



    May 11, 1999             By:   /s/ David K. Ronck
---------------------           ---------------------------------------------
Date                            David K. Ronck
                                Vice President and Chief Accounting Officer
                                OS General Partner Company
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                      UNIVERSITY REAL ESTATE PARTNERSHIP V

                                 SIGNATURE PAGE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           UNIVERSITY REAL ESTATE PARTNERSHIP V

                           By:  UNIVERSITY ADVISORY COMPANY
                                General Partner

                           By:  OS GENERAL PARTNER COMPANY




    May 11, 1999             By:   /s/ Curtis R. Boisfontaine, Jr.
---------------------           ---------------------------------------------
Date                            Curtis R. Boisfontaine, Jr.



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



    May 11, 1999              By:   /s/ Curtis R. Boisfontaine, Jr.
---------------------           ---------------------------------------------
Date                            Curtis R. Boisfontaine, Jr. President, Principal
                                Executive Officer and Director OS General
                                Partner Company



    May 11, 1999             By:   /s/  David K. Ronck
---------------------           ---------------------------------------------
Date                            David K. Ronck
                                Vice President and Chief Accounting Officer
                                OS General Partner Company